Exhibit 99.1

   NEWS

VEECO REPORTS FOURTH QUARTER AND FISCAL YEAR 2016 FINANCIAL RESULTS

Fourth Quarter 2016 Highlights

•                  Revenues of $93.6 million

•                  GAAP net loss per share of $0.13 and Non-GAAP earnings per share of $0.09

•                  Non-GAAP adjusted EBITDA of $6.2 million

Full Year 2016 Highlights

•                  Revenues of $332.5 million

•                  GAAP net loss per share of $3.11 and Non-GAAP net loss per share of $0.29

•                  Non-GAAP adjusted EBITDA of $4.2 million

Plainview, N.Y., February 16, 2017 — Veeco Instruments Inc. (Nasdaq: VECO) announced financial results for its fourth quarter and fiscal year ended December 31, 2016. Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”).

A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

	4th Quarter		Full Year
GAAP Results	Q4 ‘16	Q4 ‘15	2016	2015
Revenue	$93.6	$106.5	$332.5	$477.0
Net income (loss)	$(5.0)	$(9.8)	$(122.2)	$(32.0)
Diluted earnings (loss) per share	$(0.13)	$(0.25)	$(3.11)	$(0.80)

	4th Quarter		Full Year
Non-GAAP Results	Q4 ‘16	Q4 ‘15	2016	2015
Net income (loss)	$3.8	$0.6	$(11.3)	$22.1
Adjusted EBITDA	$6.2	$4.4	$4.2	$41.7
Diluted earnings (loss) per share	$0.09	$0.01	$(0.29)	$0.54

“Veeco’s fourth quarter financial results marked a strong finish to a challenging year. Revenues increased by 9% and adjusted EBITDA more than doubled sequentially over the prior quarter.  We improved gross margins for the third consecutive year, delivering on our objective to achieve gross margins of 40% or better.  Our performance demonstrates solid operational execution and underscores our focus on improving through-cycle profitability,” commented John R. Peeler, Chairman and Chief Executive Officer.

“Entering 2017, we are seeing healthy LED industry dynamics and positive business momentum. We closed an exclusive, multi-year agreement with OSRAM Opto Semiconductors GmbH to supply Metal Organic Chemical Vapor Deposition (“MOCVD”) and Precision Surface Processing (“PSP”) systems for their new high volume LED production facility in Kulim.  We made significant progress in growing our Advanced Packaging business, increasing sales into the Advanced Packaging, MEMS & RF markets by ~10% year over year. In addition, our recently announced agreement to acquire Ultratech will establish Veeco as a leading equipment supplier to the Advanced Packaging industry.  We are excited by this proposed combination, which is expected to increase our scale, diversify our revenue and provide a stable platform to drive long-term shareholder value. The transaction is subject to regulatory clearance and approval by Ultratech’s stockholders and is expected to close in the second quarter,” Mr. Peeler concluded.

Guidance and Outlook

The following guidance is provided for Veeco’s first quarter 2017:

•                  Revenue is expected to be in the range of $85 million to $100 million

•                  Adjusted EBITDA is expected to be in the range of $5 million to $11 million

•                  GAAP earnings (loss) per share are expected to be in the range of ($0.28) to ($0.12) and includes a pre-tax interest expense estimated to be ~$4 million associated with the 2023 Convertible Notes

•                  Non-GAAP earnings per share are expected to be in the range of $0.00 to $0.16 and includes a pre-tax interest expense estimated to be ~$2 million associated with the 2023 Convertible Notes

Please refer to the tables at the end of this press release for further details.

Conference Call Information

A conference call reviewing these results has been scheduled for today, February 16, 2017 starting at 5:00pm ET. To join the call, dial 877-741-4245 (toll free) or 719-325-4942 and use passcode 2499397. The call will also be webcast live on the Veeco website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website beginning at 8:00pm ET this evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco’s process equipment solutions enable the manufacture of LEDs, displays, power electronics, compound semiconductors, hard disk drives, semiconductors, MEMS and wireless chips. We are the leader in MOCVD, MBE, Ion Beam, Wet Etch single wafer processing and other advanced thin film process technologies. Our high performance systems drive innovation in energy efficiency, consumer electronics and network storage and allow our customers to maximize productivity and achieve lower cost of ownership. For information on our company, products and worldwide service and support, please visit www.veeco.com.

Additional Information and Where to Find It

In connection with the proposed acquisition of Ultratech (“Ultratech”) by Veeco (“Veeco”) pursuant to the terms of an Agreement and Plan of Merger by and among Ultratech, Veeco and Merger Sub, Veeco will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (the “Form S-4”) that will contain a proxy statement of Ultratech and a prospectus of Veeco, which proxy statement/prospectus will be mailed or otherwise disseminated to Ultratech’s stockholders when it becomes available.  Investors are urged to read the proxy statement/prospectus (including all amendments and supplements) because they will contain important information.  Investors may obtain free copies of the proxy statement/prospectus when it becomes available, as well as other filings containing information about Veeco and Ultratech, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of these documents may also be obtained for free from the companies’ web sites at www.Veeco.com or www.Ultratech.com.

Participants in Solicitation

Veeco, Ultratech and their respective officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Ultratech in connection with the proposed transaction.  Information about Veeco’s executive officers and directors is set forth in its Annual Report on Form 10-K, which was filed with the SEC on February 25, 2016 and its proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on March 22, 2016. Information about Ultratech’s executive officers and directors is set forth in its Annual Report on Form 10-K, which was filed with the SEC on February 26, 2016, Amendment No. 1 to its Annual Report on Form 10-K, which was filed with the SEC on April 22, 2016, and the proxy statements for its 2016 annual meeting of stockholders, which were filed with the SEC on June 10, 2016 and June 13, 2016. Investors may obtain more detailed information regarding the direct and indirect interests of the Veeco, Ultratech and their respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statement/prospectus regarding the transaction, which will be filed with the SEC.

Forward-Looking Statements

This written communication also contains forward-looking statements that involve risks and uncertainties concerning Veeco’s proposed acquisition of Ultratech, Ultratech’s and Veeco’s expected financial performance, as well as Ultratech’s and Veeco’s strategic and operational plans. Actual events or results may differ materially from those described in this written communication due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that Ultratech may be unable to obtain required stockholder approval or that other conditions to closing the transaction may not be satisfied, such that the transaction will not close or that the closing may be delayed; the reaction of customers to the transaction; general economic conditions; the transaction may involve unexpected costs, liabilities or delays; risks that the transaction disrupts current plans and operations of the parties to the transaction; the ability to recognize the benefits of the transaction; the amount of the costs, fees, expenses and charges related to the transaction and the actual terms of any financings that will be obtained for the transaction; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement.  In addition, please refer to the documents that Veeco and Ultratech file with the SEC on Forms 10-K, 10-Q and 8-K. The filings by Veeco and Ultratech identify and address other important factors that could cause its financial and operational results to differ materially from those contained in the forward-looking statements set forth in this written communication.

All forward-looking statements speak only as of the date of this written communication nor, in the case of any document incorporated by reference, the date of that document. Neither Veeco nor Ultratech is under any duty to update any of the forward-looking statements after the date of this written communication to conform to actual results.

-financial tables attached-

Veeco Contacts:

Investors:	Media:
Shanye Hudson 516-677-0200 x1272	Jeffrey Pina 516-677-0200 x1222
shudson@veeco.com	jpina@veeco.com

Veeco Instruments Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three months ended December 31,		For the year ended December 31,
	2016	2015	2016	2015
Net sales	$93,609	$106,543	$332,451	$477,038
Cost of sales	57,601	67,757	199,593	299,797
Gross profit	36,008	38,786	132,858	177,241
Operating expenses, net:
Research and development	17,471	20,639	81,016	78,543
Selling, general, and administrative	19,412	21,036	77,642	90,188
Amortization of intangible assets	3,434	5,802	19,219	27,634
Restructuring	1,646	1,170	5,640	4,679
Asset impairment	(142)	—	69,520	126
Other, net	(660)	98	223	(697)
Total operating expenses, net	41,161	48,745	253,260	200,473
Operating income (loss)	(5,153)	(9,959)	(120,402)	(23,232)
Interest income, net	245	145	958	586
Income (loss) before income taxes	(4,908)	(9,814)	(119,444)	(22,646)
Income tax expense	90	(26)	2,766	9,332
Net income (loss)	$(4,998)	$(9,788)	$(122,210)	$(31,978)

Income (loss) per common share:
Basic	$(0.13)	$(0.25)	$(3.11)	$(0.80)
Diluted	$(0.13)	$(0.25)	$(3.11)	$(0.80)

Weighted average number of shares:
Basic	39,267	39,794	39,340	39,742
Diluted	39,267	39,794	39,340	39,742

Veeco Instruments Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(in thousands)

	December 31, 2016	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$277,444	$269,232
Short-term investments	66,787	116,050
Accounts receivable, net	58,020	49,524
Inventories	77,063	77,469
Deferred cost of sales	6,160	2,100
Prepaid expenses and other current assets	16,034	22,760
Assets held for sale	—	5,000
Total current assets	501,508	542,135
Property, plant and equipment, net	60,646	79,590
Intangible assets, net	58,378	131,674
Goodwill	114,908	114,908
Deferred income taxes	2,045	1,384
Other assets	21,047	21,098
Total assets	$758,532	$890,789

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$22,607	$30,074
Accrued expenses and other current liabilities	33,201	49,393
Customer deposits and deferred revenue	85,022	76,216
Income taxes payable	2,311	6,208
Current portion of long-term debt	368	340
Total current liabilities	143,509	162,231
Deferred income taxes	13,199	11,211
Long-term debt	826	1,193
Other liabilities	6,403	1,539
Total liabilities	163,937	176,174

Total stockholders’ equity	594,595	714,615

Total liabilities and stockholders’ equity	$758,532	$890,789

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
Three months ended December 31, 2016	GAAP	Share-based Compensation	Amortization	Other	Non-GAAP
Net sales	$93,609				$93,609
Gross profit	36,008	316		362	36,686
Gross margin	38.5%				39.2%
Research and development	17,471	(292)			17,179
Selling, general, and administrative and Other	18,752	(2,971)		(44)	15,737
Net income (loss)	(4,998)	3,579	3,434	1,740	3,755

Income (loss) per common share:
Basic	$(0.13)				$0.09
Diluted	(0.13)				0.09
Weighted average number of shares:
Basic	39,267				39,579
Diluted	39,267				39,990

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

Three months ended December 31, 2016
Asset impairment	(142)
Restructuring	1,646
Acquisition related	44
Accelerated depreciation	362
ALD liquidation	(429)
Non-GAAP tax adjustment *	259
Total Other	1,740

* - The ‘with or without’ method is utilized to determine the income tax effect of all non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
Three months ended December 31, 2015	GAAP	Share-based Compensation	Amortization	Other	Non-GAAP
Net sales	$106,543				$106,543
Gross profit	38,786	393			39,179
Gross margin	36.4%				36.8%
Research and development	20,639	(1,292)			19,347
Selling, general, and administrative and Other	21,134	(2,277)		(188)	18,669
Net income (loss)	(9,788)	3,962	5,802	598	574

Income (loss) per common share:
Basic	$(0.25)				$0.01
Diluted	(0.25)				0.01
Weighted average number of shares:
Basic	39,794				40,644
Diluted	39,794				40,731

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

Three months ended December 31, 2015
Restructuring	1,170
Acquisition related	188
Non-GAAP tax adjustment *	(760)
Total Other	598

* - The ‘with or without’ method is utilized to determine the income tax effect of all non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Adjusted EBITDA

(in thousands)

(unaudited)

	Three months ended December 31,
	2016	2015
GAAP Net income (loss)	$(4,998)	$(9,788)
Share-based compensation	3,579	3,962
Amortization	3,434	5,802
Asset impairment	(142)	—
Restructuring	1,646	1,170
Acquisition related	44	188
Accelerated depreciation	362	—
ALD liquidation	(429)	—
Interest income	(245)	(145)
Depreciation	2,845	3,282
Income tax expense (benefit)	90	(26)
Adjusted EBITDA	$6,186	$4,445

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

 These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
For the year ended December 31, 2016	GAAP	Share-based Compensation	Amortization	Other	Non-GAAP
Net sales	$332,451				$332,451
Gross profit	132,858	1,956		716	135,530
Gross margin	40.0%				40.8%
Research and development	81,016	(3,324)			77,692
Selling, general, and administrative and Other	77,866	(10,433)		(1,537)	65,896
Net income (loss)	(122,210)	15,713	19,219	75,954	(11,324)

Income (loss) per common share:
Basic	$(3.11)				$(0.29)
Diluted	(3.11)				(0.29)
Weighted average number of shares:
Basic	39,340				39,340
Diluted	39,340				39,340

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

For the year ended December 31, 2016
Asset impairment	69,520
Restructuring	5,640
Acquisition related	232
Accelerated depreciation	716
Pension termination	1,305
ALD liquidation	(429)
Non-GAAP tax adjustment *	(1,030)
Total Other	75,954

* - The ‘with or without’ method is utilized to determine the income tax effect of all non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in thousands, except per share amounts)

(unaudited)

		Non-GAAP Adjustments
For the year ended December 31, 2015	GAAP	Share-based Compensation	Amortization	Other	Non-GAAP
Net sales	$477,038				$477,038
Gross profit	177,241	2,495		1,311	181,047
Gross margin	37.2%				38.0%
Research and development	78,543	(4,031)			74,512
Selling, general, and administrative and Other	89,491	(11,474)		(958)	77,059
Net income (loss)	(31,978)	18,000	27,634	8,408	22,064

Income (loss) per common share:
Basic	$(0.80)				$0.54
Diluted	(0.80)				0.54
Weighted average number of shares:
Basic	39,742				40,759
Diluted	39,742				40,905

Veeco Instruments Inc. and Subsidiaries

Other Non-GAAP Adjustments

(in thousands)

(unaudited)

For the year ended December 31, 2015
Restructuring	4,679
Acquisition related - PSP inventory fair value step-up	1,311
Acquisition related	563
Asset Impairment	126
One-time legal settlement	395
Non-GAAP tax adjustment *	1,334
Total Other	8,408

* - The ‘with or without’ method is utilized to determine the income tax effect of all non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Adjusted EBITDA

(in thousands)

(unaudited)

	For the year ended December 31,
	2016	2015
GAAP Net income (loss)	$(122,210)	$(31,978)
Share-based compensation	15,713	18,000
Amortization	19,219	27,634
Asset impairment	69,520	126
Restructuring	5,640	4,679
Acquisition related - PSP inventory fair value step-up	—	1,311
Acquisition related	232	563
One-time legal settlement	—	395
Accelerated depreciation	716	—
ALD liquidation	(429)	—
Pension termination	1,305	—
Interest income	(958)	(586)
Depreciation	12,714	12,216
Income tax expense (benefit)	2,766	9,332
Adjusted EBITDA	$4,228	$41,692

This table includes financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

 These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Data

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ended March 31, 2017	GAAP			Share-based Compensation	Amortization	Other	Non-GAAP
Net sales	$85	-	$100				$85	-	$100

Gross profit	32	-	39	1	-	0	33	-	40
Gross margin	37%	-	39%				38%	-	40%

Net income (loss)	$(11)	-	$(5)	4	3	4	$0	-	$6

Income (loss) per diluted common share	$(0.28)	-	$(0.12)				$0.00	-	$0.16
Weighted average number of shares	39		39				40		40

Veeco Instruments Inc. and Subsidiaries

Reconciliation of GAAP Net Income (loss) to Adjusted EBITDA

(in millions)

(unaudited)

Guidance for the three months ended March 31, 2017
GAAP Net income (loss)	$(11)	-	$(5)
Share-based compensation	4	-	4
Amortization	3	-	3
Restructuring	2	-	2
Acquisition related expense	2	-	2
Interest (income) expense	4	-	4
Depreciation	3	-	3
Income tax expense (benefit) *	(2)	-	(2)
Adjusted EBITDA	$5	-	$11

Note: Amounts may not calculate precisely due to rounding.

* - The ‘with or without’ method is utilized to determine the income tax effect of all non-GAAP adjustments.

These tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and incremental transaction-related compensation.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including adjusted EBITDA, which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.